SPECTOR & WONG, LLP

Certified Public Accountants

(888) 584-5577

FAX (626) 584-6447

Spectorwongcpa@aol.com

HAROLD Y. SPECTOR, CPA	80 SOUTH LAKE AVENUE
CAROL S. WONG, CPA	SUITE 723
PASADENA, CA91101

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders

of EntreMetrix Corporation

We have audited the accompanying balance sheet of EntreMetrix Corporation (a Nevada corporation) as of December 31, 2003, and the related statements of operations, changes in stockholders' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of EntreMetrix Corporation as of December 31, 2002, were audited by other auditors whose report dated April 30, 2003, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EntreMetrix Corporation as of December 31, 2003, and the results of its operations and its cash flows for the years ended in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company's operating losses and a net capital deficiency raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Spector & Wong, LLP

Pasadena, California

May 7, 2004

ENTREMETRIX CORPORATION

BALANCE SHEET

December 31, 2003

ASSETS
Current Assets
Cash	$ 60,188
Accounts Receivable	50,153
Other Receivable	15,223
Prepaid Expense	4,880
Refundable Deposits	34,121
Total Current Assets	164,565

Property and Equipment, net of accumulated depreciation of $9,662	42,855

Other Assets
Deposits	5,945
Capitalize Loan Fee, net of accumulated amortization of $333	7,649
13,594

TOTAL ASSETS	$ 221,014
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accounts Payable	$ 320,152
Accrued Expenses	37,129
Deferred Revenue	12,580
Short-Term Notes Payable	109,475
Total Current Liabilities	479,336

Long-Term Liabilities
Officers' Loan	82,857

Total Liabilities	562,193

Stockholders' Deficit
Common Stock, $0.01 par value, 2,500 shares authorized, issued and outstanding	25
Paid-in Capital	1,491
Accumulated Deficit	(342,695)
(341,179)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ 221,014

See noted to financial statements

ENTREMETRIX CORPORATION

STATEMENT OF OPERATIONS

For years ended December 31,	2003	2002
Revenues	$ 6,825,244	$ 1,857,337

Cost and Expenses
Cost of Revenues	6,354,669	1,789,914
Selling, General and Administrative Expenses	680,365	179,010
	7,035,034	1,968,924

Operating (loss)	(209,790)	(111,587)

Other Expense,
Interest Expense	(18,178)	(1,540)

Net (loss) before taxes	(227,968)	(113,127)

Provision for Income Taxes	800	800

Net (loss)	$ (228,768)	$ (113,927)

Net (loss) per share-Basic and Diluted	$ (91.51)	$ (45.57)

Weighted Average Number of Shares	2,500	2,500

See noted to financial statements

ENTREMETRIX CORPORATION

STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT

For years ended December 31, 2003 and 2002

	Common Stock		Paid-in	Accumulated
	Shares	Amount	Capital	Deficit	Total
Balance at Inception July 17, 2002	-	$ -	$ -	$ -	$ -

Issuance of stock for cash	2,500	25	1,491		1,516
Net (loss)				(113,927)	(113,927)

Balance at December 31, 2002	2,500	$ 25	$ 1,491	$ (113,927)	$ (112,411)

Net (loss)				(228,768)	(228,768)
					-
Balance at December 31, 2003	2,500	$ 25	$ 1,491	$ (342,695)	$ (341,179)

See noted to financial statements

ENTREMETRIX CORPORATION

STATEMENT OF CASH FLOWS

For years ended December 31,	2003	2002
CASH FLOW FROM OPERATING ACTIVITIES
Net (loss)	$ (228,768)	$ (113,927)
Adjustments to reoncile net (loss) to net cash (used in)
operating activities:
Depreciation and Amortization	9,634	361
(Increase) Decrease in:
Accounts Receivable	(36,400)	(13,753)
Other Receivable	(12,391)	(2,832)
Prepaid Expenses	79,024	(83,904)
Deposits	(39,421)	(645)
Increase in:
Accounts Payable and Accrued Expenses	149,825	207,456
Deferred Revenue	5,444	7,136
Net cash flows (used in) operating activities	(73,053)	(108)

CASH FLOW FROM INVESTING ACTIVITIES
Purchase of Property and Equipment	(47,917)	(4,600)
Net cash flows used in investing activities	(47,917)	(4,600)

CASH FLOW FROM FINANCING ACTIVITIES
Capitalized Loan Fee	(7,982)	-
Proceeds from issuance of stock	-	1,516
Proceeds from Short-Term Notes Payable	-	109,475
Proceeds from Officers' Loan	82,857	-
Net cash flows provided by financing activities	74,875	110,991

NET INCREASE (DECREASE) IN CASH	(46,095)	106,283

CASH AT BEGINNING OF YEAR	106,283	-

CASH AT END OF YEAR	$ 60,188	$ 106,283

Supplemental Disclosure of Cash Flow Information:
Interest Paid	$ 5,208	-
Taxes Paid	800	-

See noted to financial statements

ENTREMETRIX CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS AND CRITICAL ACCOUNTING POLICIES

Nature of Business EntreMetrix Corporation (the "Company'), a Nevada corporation, incorporated on July 17, 2002. The Company was established to provide human resource management services including payroll processing, workers compensation and payroll tax filings for small to medium size business. The service is a BPO (Business Process Outsourcing).

Use of estimates The preparation of the accompanying financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that directly affect the results of reported assets, liabilities, revenue, and expenses. Actual results may differ from these estimates.

Significant estimates include valuation of prepaid workers compensation, allowance for doubtful accounts, workers compensation payable and third party contractual agreements.

Revenue Recognition The Company recognizes revenue at the payroll date of the customer or as services are rendered. The payroll fee is due prior to the payroll date, but is not considered revenue until the date of the payroll. The Company reports gross income as the total cost of the invoice for the staffing services rendered including gross payroll, payroll taxes, workers compensation, administrative fees and delivery fees. Amounts received prior to the payroll payment date are classified as deferred revenue.

Accounts Receivable Management of the Company considers accounts receivable to be fully collectible, accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made. As of December 31, 2003, all trade accounts receivable were from one company.

Net Loss Per Share Basic net loss per share includes no dilution and is computed by dividing net loss available to common stockholders by the weighted average number of common stock outstanding for the period. Diluted net loss per share does not differ from basic net loss per share due to the lack of dilutive items in the Company.

Other Significant Accounting Policies

Cash Equivalents For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments The carrying amounts of the financial instruments have been estimated by management to approximate fair value.

Property and Equipment Property and Equipment are valued at cost. Maintenance and repair costs are charged to expenses as incurred. Depreciation is computed on the straight-line method based on the following estimated useful lives of the assets: 3 to 5 years for computer, software and office equipment, and 5 to 7 years for furniture and fixtures. As of December 31, 2003, no assets were held under capital leases.

Income Taxes The Company utilizes Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The provision for income taxes represents the tax payable for the period and the change during the period in deferred tax assets and liabilities.

ENTREMETRIX CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS AND CRITICAL ACCOUNTING POLICIES (Continued)

As of December 31, 2002, the sole shareholder elected subchapter S status for income tax filings. Earnings and losses after that date will be included in the personal income tax returns of the stockholder and taxed depending on their personal tax strategies. Accordingly, the Company will not incur additional income tax obligations, and future financial statements will not include a provision for income taxes.

Expense Recognition The Company recognizes direct costs at the payroll date (at the same time as the revenue recognition). The direct costs include gross payroll, payroll taxes, worker's compensation and delivery fees.

Advertising Costs The Company expenses advertising and marketing costs as they are incurred. As of December 31, 2003, the Company had not included any advertising and marketing costs.

Derivatives In June 1998, Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS No. 138, which was issued in June 2000. SFAS No. 133 establishes accounting and reporting standards for derivative instruments. The Company currently does not use derivative financial products for hedging or speculative purposes and as a result, does not anticipate any impact on the Company's financial statements.

New Accounting Standards: In May 2003, the Financial Accounting Standards Board ("FASB") issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity." This Statement requires that certain instruments that were previously classified as equity on the Company's statement of financial position now be classified as liabilities. The Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The Company currently has no instruments impacted by the adoption of this statement and therefore the adoption did not have an effect on the Company's financial position, results of operations or cash flows.

In April 2003, the FASB issued Statement of SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities," which is generally effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative as discussed in SFAS No. 133, clarifies when a derivative contains a financing component, amends the definition of an "underlying" to conform it to the language used in FASB Interpretation No. 45, "Guarantor Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. The Company does not have any derivative financial instruments. The Company does not anticipate that the adoption of SFAS No. 149 will have an impact on its balance sheets or statements of operations and cash flows.

In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51. Interpretation 46 establishes accounting guidance for consolidation of variable interest entities that function to support the activities of the primary beneficiary. Interpretation 46 applies to any business enterprise, both public and private, that has a controlling interest, contractual relationship or other business relationship with a variable interest entity. The Company currently has no contractual relationship or other business relationship with a variable interest entity and therefore the adoption did not have an effect on its consolidated financial position or results of operations. However, if the Company enters into any such arrangement with a variable interest entity in the future, its financial position or results of operations may be adversely impacted.

ENTREMETRIX CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 2 - GOING CONCERN

As shown in the accompanying financial statements, the Company incurred a net loss of $228,768 for the year ended December 31, 2003 and has incurred losses of $342,695 since inception. Management of the Company is developing a plan to increase operating revenues, reduce operating expenses and obtain an infusion of capital through either public or private investment. The ability of the Company to continue as a going concern is dependent on management's successful reduction of operating expenses and successful capital infusion. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3 - MAJOR CUSTOMER

The Company had one major unrelated customer, which represented 10% or more of total revenues of the Company. Revenues from this customer for the year ended as of December 31, 2003 and 2002 were $3,764,629 and $1,393,963 or 55% and 75% of total revenue, respectively.

NOTE 4 - PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2003 and 2002 consisted of the following:

	2003	2002
Computer equipment and software	$ 49,804	$ 4,298
Office equipment and furniture	2,713	302
	52,517	4,600
Less: Accumulated Depreciation	(9,662)	(361)
Total	$ 42,855	$ 4,239

NOTE 5 - ACCRUED EXPENSES

Accrued expenses at December 31, 2003 and 2002 consist of:

	2003	2002
Accrued Payroll Liabilities	$ 12,693	$ 31,902
Accrued Interest Expense	10,462	1,540
Accrued Income Tax	800	800
Accrued Other Expenses	13,174	6,362

Total	$ 37,129	$ 40,604

ENTREMETRIX CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 6 - SHORT-TERM NOTES PAYABLE

Short -Term Notes Payable at December 31, 2003 and 2002 consists of the following:

	2003	2002
1.) Payable to a private party, interest accrued at
8%, due on demand	$ 84,475	$ 84,475
2.) Payable to a private party, interest accrued
at 20%, due on demand	25,000	25,000
Total short-term notes payable	109,475	109,475

In December 2002, the Company issued a convertible note for $25,000 which was due on December 31, 2003. However, the Company has orally agreed not to pay off the loan at this time. The note has a stated interest rate of 20% per annum, and interest is payable monthly beginning in the second month of the note. The note is convertible at 70% of the average trading of the three lowest closing bid prices of the Company's common stock within 30 days prior to conversion. A warrant will be issued to purchase 50,000 shares of the public entity at $0.01 per share upon the Company becoming a public entity.

NOTE 7 - NET (LOSS) PER SHARE

The following table sets forth the computation of basic and diluted earnings per share:

	For years ended December 31,
	2003	2002
Numerator:
Net (loss)	$ (228,768)	$ (113,927)

Denominator:
Weighted Average of Common Shares	2,500	2,500

Per share of common stock:
Net (loss) per share-basic and diluted	$ (91.51)	$ (45.57)

NOTE 8 - LEASE COMMITMENTS

The Company leased offices located at 18101 Von Karman Avenue, Irvine, CA under a non-cancelable operating lease agreement that requires a monthly rental payment of $3,600. This lease expired in April 2004. The Company continued to lease on a month-to-month basis. Rent expenses for the period ended December 31, 2003 and December 31, 2002 were $45,396 and $2,535 respectively.

ENTREMETRIX CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 9 - SEGMENT INFORMATION

SFAS No. 131 "Disclosures about Segments of an Enterprise and Related Information" requires that enterprises to disclose information about its operating segments when it presents a complete set of financial statements. Since the Company has only one segment; accordingly, detailed information of the reportable segment is not presented

NOTE 10 - RELATED PARTY TRANSACTIONS

Mrs. Laurie S. McKinley is the Chief Financial Officer, and the spouse of the president and the sole shareholder of the Company. In 2003, the company paid Mrs. McKinley $20,000 for accounting services rendered. On January 30, 2003, Mr. Richard McKinley and Mrs. Laurie McKinley advanced funds to the Company of $8,335. No interest was charged on this advance fund. As of December 31, 2003, the balance due to them was $2,335.

On November 14, 2003, the Company issued a convertible note of $80,500 payable to Mr. and Mrs. McKinley. The note is due on December 31, 2005 and has a stated interest rate of 20% per annum, payable monthly beginning in the first month of the note. The note is convertible at 70% of the average of the three lowest closing bid prices of the Company's common stock within 30 days prior to conversion. A warrant will be issued to purchase 150,000 shares of the public entity at $0.01 per share upon the Company becoming a public entity.

NOTE 11 - TERMINATION OF BUSINESS COMBINATION

In March 2003, the Company announced to be acquired by a subsidiary of Kaire Holding, Inc. ("Kaire"), a publicly-held company, for $2,750,000. The acquisition was reversed and unwound on February 25, 2004.

NOTE 12 - GUARANTEES

The Company from time to time enters into certain types of contracts that contingently require the Company to indemnify parties against third-party claims. These contracts primarily relate to: (i) divestiture agreements, under which the Company may provide customary indemnifications to purchasers of the Company's businesses or assets; and (ii) certain agreements with the Company's officers, directors and employees, under which the Company may be required to indemnify such persons for liabilities arising our of their employment relationship.

The terms of such obligations vary. Generally, a maximum obligation is not explicitly stated. Because the obligated amounts of these types of agreements often are not explicitly stated, the overall maximum amount of the obligation cannot be reasonably estimated. Historically, the Company has not been obligated to make significant payments for these obligations, and no liabilities have been recorded for these obligations on its balance sheet as of December 31, 2003.

NOTE 13 - SUBSEQUENT EVENTS

Stock Purchase Agreement

On February 25, 2004, the Company entered into an agreement with Missouri River and Gold Gem Corp. ("Buyer") to sell 2,500 shares of common stocks which represents 100% of the issued and outstanding shares of the Company in exchange of 19,752,460 shares of the common stock, $0.001 par value, of the Buyer which represents

80% of the total number of issued and outstanding shares of the Buyer's common stock on a fully-diluted basis.

ENTREMETRIX CORPORATION

NOTES TO FINANCIAL STATEMENTS

Settlement of Accounts Receivable

On March 9, 2004, the Company agreed with C & M Transportation, Inc, to settle a portion of accounts receivable in the amount of $30,000 by accepting 4.5 million shares of Aberdeen Mining Company, a public held company listed on the OTC Bulletin Board. As of that date, the market value of these shares was $0.25 per share.